IN THE FIRST JUDICIAL DISTRICT COURT OF THE STATE OF NEVADA

IN AND FOR CARSON CITY

IN RE China Green Agriculture, Inc. DERIVATIVE SHAREHOLDER LITIGATION This Document Relates To: ALL ACTIONS	) ) ) ) ) ) ) ) ) ) ) ) )	Lead Case No. 10 OC 00563 1B (Consolidated with Case Nos. 11 OC 00208 1B and 11 OC 00202 1B) Dept. No. I NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

TO:	ALL OWNERS OF CHINA GREEN AGRICULTURE, INC. ("CHINA GREEN" OR "THE COMPANY") COMMON STOCK AS OF JANUARY 10, 2012 ("CURRENT China Green SHAREHOLDERS").

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS MAY BE AFFECTED. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF SHAREHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY LEGAL PROCEEDINGS IN THIS ACTION.

IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE ACTION, SHAREHOLDERS OF CHINA GREEN WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE SETTLED CLAIMS. THIS ACTION IS NOT A "CLASS ACTION." THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS RESPECTING THE MERITS OF THE ACTION. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES.

IF YOU WERE NOT THE BENEFICIAL OWNER OF CHINA GREEN COMMON STOCK ON THE RECORD DATE, PLEASE TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

YOU ARE HEREBY NOTIFIED, pursuant to an order of the First Judicial District Court of the State of Nevada in and for Carson City (the "Court"), that a proposed Settlement has been reached between the Parties1 to the following shareholder derivative actions brought on behalf of China Green: (i) In re China Green Agriculture, Inc. Shareholder Derivative Litigation, Lead Case No. 10 OC 00563 1B ("State Action"); and (ii) Rier v. Li, Case No. 1:11-CV-00039, pending the U.S. District Court for the District of Nevada ("Federal Action") (collectively, the "Actions").

1 For purposes of this Notice, the Court incorporates by reference the definitions in the Parties' Stipulation of Settlement ("Stipulation") fully executed as of January 10, 2012, and all capitalized terms used herein, unless otherwise defined, shall have the same meanings as set forth in the Stipulation. A copy of the Stipulation may be inspected at the Clerk of the Court's Office for the First Judicial District Court for the State of Nevada in and for Carson City, 885 East Musser Street, Suite 3031, Carson City, Nevada 89701. The Stipulation is also available for viewing on the websites of Robbins Umeda LLP at http://www.robbinsumeda.com/notices.html and China Green at http://www.cgagri.com.

As explained below, the Court will hold a Settlement Hearing on March 30, 2012 at 1:30 p.m., before the Honorable James T. Russell, located at 885 East Musser Street, Suite 3031, Carson City, Nevada 89701, to determine whether to approve the Settlement. You have the right to object to the Settlement in the manner provided herein. If you fail to object in the manner provided herein at least fourteen calendar days prior to the Settlement Hearing, you will be deemed to have waived your objections and will be bound by the Final Order and Judgment to be entered and the releases to be given, unless otherwise ordered by the Court.

This Notice is not intended to be an expression of any opinion by the Court with respect to the merits of the claims made in the Actions, but is merely to advise you of the pendency and Settlement of the Actions.

I.	THE ACTIONs

The Actions are brought by Plaintiffs solely on behalf of and for the benefit of China Green and against the Individual Defendants and Kabani & Company, Inc., the Company's auditor. Plaintiffs generally allege, among other things, that the Individual Defendants breached their fiduciary duties of due care, loyalty, and good faith to the Company in connection with certain alleged improper statements regarding aspects of the Company's financial operations and results, which raised significant concerns about the Company's future business prospects.

II.	TERMS OF THE SETTLEMENT

The terms and conditions of the proposed Settlement are set forth in the Stipulation described above. The following is only a summary of its terms.

In consideration for the Settlement, China Green has agreed to adopt significant Corporate Governance Reforms designed to strengthen the Company's internal controls. China Green and the Individual Defendants acknowledge and agree that the filing, prosecution, and Settlement of the Actions were a substantial material factor behind the Company's decision to implement these corporate governance measures. China Green and the Individual Defendants further acknowledge and agree that the corporate governance measures are significant and extensive and confer substantial benefits upon China Green and its shareholders by, among other things, helping to improve the corporate governance, internal controls, and disclosure procedures at the Company.

For example, the Corporate Governance Reforms set forth policies and procedures that are designed to strengthen, among other things, the Company's internal controls concerning its public disclosures. In particular, as a result of the Actions, the Company has implemented a Disclosure Task Force to review U.S. Securities and Exchange Commission (the "SEC") filings. In addition, the Company has engaged an independent CPA firm, Pickard & Green, to evaluate and implement improvements on the Company's systems on SEC reporting for 2011, and if necessary and appropriate, will extend the engagement for an additional year. Further, as a result of the Actions and the engagement of Pickard & Green, China Green will improve its reporting protocols, archiving of documents, financial consolidation process and procedures, and training of personnel in connection with quarterly financial rollup, reporting, and disclosure. The reforms also require that the Company adopt certain policies designed to ensure that China Green's directors stay abreast of developments in legal standards related to corporate governance, disclosure obligations, and industry specific issues.

China Green's Board of Directors has approved the Corporate Governance Reforms and, subject to the Court's approval of the settlement, to cause the Company to adopt and to maintain such reforms for a period of not less than five years from the date the respective Corporate Governance Reforms are adopted.

This Notice provides a summary of some, but not all, of the Corporate Governance Reforms that China Green has agreed to adopt as consideration for the Settlement. For a list of all of the Corporate Governance Reforms, please see Exhibit A attached to the Stipulation.

III.	DISMISSAL AND RELEASES

The Settlement is conditioned, among other things, upon: (i) entry of an order by the Court approving the Settlement and dismissing the State Action with prejudice; and (ii) entry of an order by the U.S. District Court for the District of Nevada dismissing the Federal Action with prejudice. The Settlement will not become effective until such dismissals have been entered and have become final and non-appealable (the "Effective Date").

Upon the Effective Date, China Green, Plaintiffs, and Current China Green Shareholders shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged all claims, debts, demands, rights, or causes of action or liabilities, including Unknown Claims, existing derivatively on behalf of China Green against the Defendants and each of their respective past or present subsidiaries, parents, successors and predecessors, insurers, officers, directors, agents, employees, attorneys, advisors, investment advisors, auditors, accountants, and any firm, trust, corporation, officer, director, or other individual or entity in which any Individual Defendant, China Green, or Kabani has a controlling interest, and the legal representatives, heirs, successors in interest, or assigns of any Defendant (the "Released Persons"), that have been asserted or could have been asserted by China Green or by China Green's shareholders suing derivatively on behalf of China Green against the Released Persons: (i) in the Actions;; (ii) based on or related to the facts, transactions, events, occurrences, acts, disclosures, statements, omissions or failures to act relating to the Company's disclosures at issue in the Actions, including all matters alleged in any of the complaints filed in the Actions, and that could have been alleged in the complaints up to and including the date of this Stipulation, and or (iii) the Settlement, except for any claims to enforce the terms of the Settlement (the "Released Claims").

Further, upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged any and all claims, debts, rights, or causes of action or liabilities, including Unknown Claims, that could be asserted in any forum by the Released Persons or their successors and assigns or their subrogates, against Plaintiffs and Plaintiffs' Counsel that arise out of or relate in any way to the institution, prosecution, or settlement of the Actions (except for any claims to enforce the Settlement). Further, upon the Effective date, Kabani shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled, released, discharged, and extinguished any and all claims, including Unknown Claims, against China Green, the Individual Defendants, and their Related Persons, including but not limited to claims for indemnification, contribution, or breach of contract, except this does not include any outstanding fees for prior audit work; provided, however, that such release shall not affect any claims to enforce the terms of this Stipulation or the Settlement.

IV.	PLAINTIFFS' CLAIMS AND THE BENEFITS OF SETTLEMENT

Plaintiffs believe the Actions have substantial merit. Nonetheless, Plaintiffs and Plaintiffs' Counsel recognize and acknowledge the significant risk, expense, and length of continued proceedings necessary to prosecute the Actions against the Individual Defendants through trial and possible appeals. Plaintiffs' Counsel also have taken into account the uncertain outcome and the risks of any litigation, especially in complex cases such as the Actions, including the difficulties and delays inherent in such litigation. Plaintiffs' Counsel also are mindful of the inherent problems of proof and possible defenses to the claims alleged in such actions. Plaintiffs' Counsel have conducted a thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, and believe that the Settlement set forth in the Stipulation is fair, reasonable, and adequate, and confers substantial benefits upon China Green and its shareholders. Based upon Plaintiffs' Counsel's evaluation, Plaintiffs have determined that the Settlement is in the best interests of China Green and have agreed to settle the Actions upon the terms and subject to the conditions set forth in the Stipulation.

V.	DEFENDANTS' DENIALS OF WRONGDOING AND LIABILITY

The Individual Defendants have denied and continue to deny they have committed, threatened, or attempted to commit, any violations of law or breached any duty owed to Plaintiffs, China Green, or its shareholders.  Without admitting the validity of any allegations made in the Actions, or any liability with respect thereto, the Individual Defendants have concluded that it is desirable that the claims against them be settled on the terms reflected in the Stipulation.  The Individual Defendants and China Green are entering into this Settlement because it will eliminate the uncertainty, distraction, disruption, burden, risk, and expense of further litigation.  Further, the Individual Defendants and China Green acknowledge that the Settlement is fair, reasonable, adequate, and in the best interests of China Green and its shareholders.  The Individual Defendants and China Green also acknowledge and agree that the corporate governance measures to be implemented directly as a result of the Settlement are significant and extensive and confer substantial benefits upon China Green and its shareholders by further improving the corporate governance, internal controls, and disclosure procedures at the Company. Kabani also denied and continues to deny any wrongdoing, negligence, error, or omission on its part related to the auditing or accounting services provided to China Green.

Neither the Stipulation, nor any of its terms or provisions, nor entry of the Judgment, nor any document or exhibit referred or attached to the Stipulation, nor any action taken to carry out the Stipulation, is, may be construed as, or may be used as evidence of the validity of any of the Released Claims or an admission by or against China Green, the Individual Defendants, or Kabani of any fault, wrongdoing, or concession of liability whatsoever.

VI.	PLAINTIFFS' ATTORNEYS' FEES AND EXPENSES

After negotiating the substantive terms of the Settlement, and in recognition of the substantial benefits conferred on China Green as a direct result of the prosecution and Settlement of the actions, and subject to Court approval, the Settling Parties reached an agreement as to a fair and reasonable sum to be paid for Plaintiffs' attorneys' fees and expenses. China Green and Kabani shall pay, or cause to be paid, to Plaintiffs' Counsel the agreed-to-amount of $650,000 for attorneys' fees and expenses (the "Fee Amount"). Plaintiffs' Co-Lead Counsel shall request approval by the Court of the Fee Amount at the Settlement Hearing. To date, Plaintiffs' Counsel have neither received any payment for their services in conducting the Actions, nor have Plaintiffs' Counsel been reimbursed for their out-of-pocket litigation expenses incurred. Plaintiffs' Co-Lead Counsel believe that the Fee Amount is within the range of fees and expenses awarded to Plaintiffs' Counsel under similar circumstances in litigation of this type.

VII.	THE SETTLEMENT HEARING and your right to be heard

The Settlement Hearing will be held before the Honorable James T. Russell of the Court on March 30, 2012 at 1:30 p.m., located at 885 East Musser Street, Suite 3031, Carson City, Nevada, 89701. The Settlement Hearing may be continued by the Court at the Settlement Hearing, or at any adjourned session thereof without further notice.

Any Current China Green Shareholder may object and/or appear and show cause, if he, she, or it has any concern, why the Settlement should not be approved as fair, reasonable, and adequate, or why the Final Order and Judgment should not be entered thereon, or why the Fee Amount should not be finally approved; provided, however, unless otherwise ordered by the Court, no Current China Green Shareholder shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Final Order and Judgment to be entered thereon approving the same, or the Fee Amount, unless that shareholder has, at least fourteen calendar days prior to the Settlement Hearing: (1) file with the Clerk of the Court a written objection to the Settlement setting forth: (a) the nature of the objection; (b) proof of ownership of China Green common stock through the date of the Settlement Hearing, including the number of shares of China Green common stock and the date of purchase; and (c) any documentation in support of such objection; and (2) if a Current China Green Shareholder intends to appear and requests to be heard at the Settlement Hearing, such shareholder must have, in addition to the requirements of (1) above, filed with the Clerk of the Court: (a) a written notice of such shareholder's intention to appear; (b) a statement that indicates the basis for such appearance; and (c) the identities of any witnesses the shareholder intends to call at the Settlement Hearing and a statement as to the subjects of their testimony. If a Current China Green Shareholder files a written objection and/or written notice of intent to appear, such shareholder must also simultaneously serve copies of such notice, proof, statement, and documentation, together with copies of any other papers or briefs such shareholder files with the Court (either by hand delivery or by first class mail) upon each of the following:

ROBBINS UMEDA LLP

Attn: Kevin A. Seely, Esq.

600 B Street, Suite 1900

San Diego, CA 92101

THE WEISER LAW FIRM, P.C.

Attn: Robert B. Weiser, Esq.

121 N. Wayne Avenue, Suite 100

Wayne, PA 19087

Co-Lead Counsel for Plaintiffs

SIDLEY AUSTIN LLP

Attn: Sara B. Brody, Esq.

555 California Street

San Francisco, CA 94104

Counsel for China Green and the Individual Defendants

LeClairRyan

Attn: Jennifer Sarvadi, Esq.

2318 Mill Road, Suite 1100

Alexandria, VA 22314

Counsel for Kabani & Company, Inc.

Unless the Court otherwise directs, you shall not be entitled to object to the approval of the Settlement, to the Fee Amount, or to otherwise be heard, except by serving and filing a written objection and supporting papers and documents as prescribed above. If you fail to object in the manner and within the time prescribed above you shall be deemed to have waived your right to object (including the right to appeal) and shall forever be barred, in this proceeding or in any other proceeding, from raising such objection(s).

VIII.	CONDITIONS FOR SETTLEMENT

The Settlement is conditioned upon the occurrence of certain events described in the Stipulation, which requires, among other things: (i) approval of the Settlement; (ii) dismissal of the Actions with prejudice; and (iii) expiration of the time to appeal from, or alter or amend, the Judgment. If, for any reason, any one of the conditions described in the Stipulation is not met and the entry of the Judgment does not occur, the Stipulation might be terminated and, if terminated, will become null and void; and the parties to the Stipulation will be restored to their respective positions as of the execution date of the Stipulation.

IX.	EXAMINATION OF PAPERS AND INQUIRIES

There is additional information concerning the Settlement available in the Stipulation, which may be inspected during business hours at the office of the Clerk of the Court and viewed on the websites of China Green at www.cgagri.com and Robbins Umeda LLP at http://www.robbinsumeda.com/notices.html.

For more information concerning the Settlement, you may also call or write to: Robbins Umeda LLP, c/o Lauren G. Levi, Client Relations, 600 B Street, Suite 1900, San Diego, California 92101, Telephone: (619) 525-3990.

PLEASE DO NOT TELEPHONE THE COURT OR CHINA GREEN REGARDING THIS NOTICE.

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